Exhibit 99.1

William Blair & Company 2010 Emerging Growth Stock Conference October 5, 2010 Nasdaq: LAWS www.lawsonproducts.com

Forward-Looking Statements "Safe Harbor" Statement under the Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. The terms "may," "should," "could," "anticipate," "believe," "continues," "estimate," "expect," "intend," "objective," "plan," "potential," "project" and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management's current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include the effect of general economic and market conditions; increases in commodity prices; work stoppages and other disruptions at transportation centers or shipping ports; disruptions of the Company's information and communication systems; competition and competitive pricing pressures; changes in customer demand; the influence of controlling stockholders; the inability of management to successfully implement strategic initiatives and, all of the factors discussed in the Company's "Risk Factors" set forth in its Annual Report on Form 10-K for the year ended December 31, 2009 and in the Quarterly Report on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010. The Company undertakes no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. 2

Introductions Tom Neri, President and CEO Joined Lawson in March 2003 as CFO Held varying senior positions in publishing, including Executive Vice President of the Sun-Times Company and President and Publisher of Pioneer Newspapers, Inc. Harry Dochelli, Chief Operating Officer Joined Lawson in March 2008 as Executive Vice President, Sales and Marketing 25-year career with senior leadership positions in operations and sales - with profit and loss responsibility; depth of experience within distribution industry Previously served as Executive Vice President North America Contract Sales for Boise Cascade Office Products/OfficeMax, Inc. 3

Agenda Industry Snapshot Lawson Overview Lawson Financial Highlights Business Improvements Growth Strategies 4

Large and highly fragmented industry North American industrial distribution market is broadly defined at +$200 billion for 2009 made up of +37,000 companies (1) Of these companies in the Industrial Distribution Market, Lawson ranked 21st by sales revenue in 2009 (2) Industrial Distribution Market Dynamics (1) Source: Pembroke Consulting, Inc. (2) Source: Modern Distribution Magazine 2010 MDM Market Leader Rank Company Rev (m) Rank Company Rev (m) 1 Wolseley $22,900 12 WinWholesale Inc. $1,600 2 HD Supply $7,400 13 MCS Industrial Supply Co. $1,480 3 Grainger $6,200 14 Interline Brands $1,060 4 Airgas $3,900 15 Wurth - Americas $867 5 McJunkin Redman $3,700 16 Kaman Industrial Technologies $645 6 Motion Industries $2,900 17 F.W. Webb $601 7 McMaster Carr $N/A 18 DXP Enterprises $583 8 Applied Industrial Tech $1,900 19 Barnes Logistics and Manufacturing $539 9 Fastenal $1,809 20 BDI $396 10 Wilson Industries $1,807 21 Lawson Products $379 11 Sonepar Industrial (with Hagemeyer $1,800 22 Bossard $370 5

Lawson At A Glance Founded in 1952 Nasdaq (LAWS) listed since 1970) Distributor of maintenance, repair and operations (MRO) products and solutions Serve industrial, commercial, institutional and government markets in all 50 U.S. states, Canada and Puerto Rico Supply 200,000+ products Fasteners, cutting tools, chemicals, abrasives, safety, welding, hydraulic and automotive products Headquartered in Des Plaines, IL 15 facilities with 7 distribution centers 1,010 employees and 1,200 independent field sales agents 6

Revenues By Business Unit 2009 net sales: $332.5 million Lawson Products (MRO) Rutland Tool & Supply (MRO) Automatic Screw Machine Products Company (OEM) Note: Excludes Assembly Component Systems (ACS) business unit; continuing operations only 7

Key Competitive Advantages Key Competitive Advantages 8 Strong financial position allows Lawson to invest in growth...

Financial Highlights Resilient business model Positioned to weather slow economy and to capitalize on industry/economic growth 2010 sales and operating results continue positive YOY trend High gross margins Consistently outperform MRO industry peers Strong balance sheet Approx. $20 million cash on hand today (includes $16 million ACS transaction) Minimal debt obligations $55 million credit facility Improving EBITDA Diversified customer and consumable product base Results in recurring revenue stream 9

Demonstrable Sales Recovery Since Q4 '09 (CHART) Note: Excludes ACS business unit; continuing operations only 10

Strong Gross Margins - Outperforming Industry Strong Gross Margins - Outperforming Industry * Last twelve months as of 6/30/10 ** Last twelve months as of 5/30/10 Note: Lawson excludes ACS; continuing operations only 11

Notable Progress Reducing Costs Implemented strong cost control measures while continuing to invest in key initiatives Approximately 20% fewer FTEs since 12/07 Closed two distribution centers (CHART) Note: Excludes ACS business unit; continuing operations only 12

Lawson Transformation We are building a solid foundation for growth... A new management team is in place Business improvements such as ERP, network optimization and sales transformation are all well underway Have sold non-core business (e.g., ACS) and will continue primary focus on MRO Concentrating on growth via "build and buy" strategy to increase shareholder return 13

Focusing on Growth Opportunities 14 ERP Building a strong foundation to enable growth Sales Transformation Network Optimization Growth

Listening and Responding to Customers 15 Lawson actively seizing these opportunities Leveraging our core business + pursuing new initiatives focused on serving market with "unplanned" product need *September 2010 survey of 240 MRO customers Current Strength 75% prefer ordering through field sales representatives 82% say technical support very important Virtually all prefer domestic products and most willing to pay more for them Opportunities 88% also want web ordering option 73% of purchasing agents prefer to use multiple vendors to get the right expertise "Fast shipping" was rated as most important item among 20 MRO vendor dimensions

Core Business Today Products for Unplanned Needs Lawson Today and Tomorrow "Planned" Products for Inventory Management Customers with unplanned needs buy products from sales agents, catalogs or the web for next day delivery Future Opportunities Customers have need for products and want to outsource replenishment and inventory management 16

Growth Strategies and Target Deploying "Build and Buy" growth strategy to achieve low double-digit growth 17

Focus on Growth: Current State Agent sales manager to employee sales manager conversion: Completed Strategic accounts growth: +7.4% YTD Government accounts growth: +22.0% YTD New safety product introductions with limited capital investment: +29.2% YTD sales growth from 3,500 new SKU's Sales force productivity gain: 27.0% increase YOY 18

Focus on Growth: Future Opportunities Channel development Web/e-commerce, outbound call center New technology tools Customer Managed Inventory, vending machines, remote inventory management, eVMI, technical knowledge library Customer segmentation Segmented service model Additional product introductions 19

Summary Lawson has a solid foundation for growth Strong balance sheet, margins and cash flow enable significant investment in growth Research-based, customer-driven growth strategy Experienced leadership team executing successfully Capitalizing on growth opportunities 20

Questions?

Appendix

Condensed Consolidated Balance Sheets 25

Condensed Consolidated Statements of Operations (Unaudited) 26

Condensed Consolidated Statements of Cash Flows (Unaudited) 27